Exhibit 10.97

UNANIMOUS CONSENT TO ACTION OF THE HUMAN RESOURCES

AND COMPENSATION COMMITTEE OF THE

BOARD OF DIRECTORS OF

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

TAKEN IN LIEU OF SPECIAL MEETING

EFFECTIVE FEBRUARY 1, 2006

The undersigned, being all of the members of the Human Resources and Compensation Committee of the Board of Directors of Dollar Thrifty Automotive Group, Inc., a Delaware corporation (the “Corporation”), do hereby waive notice of the holding of a formal meeting, and do hereby make the following determinations and take, and consent to, the following actions on behalf of the Corporation:

WHEREAS, the Corporation currently maintains a tax-qualified plan known as the Dollar Thrifty Automotive Group, Inc. Retirement Savings Plan (the “Plan”); and

WHEREAS, it is proposed that the Plan be amended to amend and restate in its entirety Appendix C to the Plan’s Adoption Agreement currently in effect for the Corporation to provide that the Corporation’s common stock fund is no longer an investment option under the Plan for future contributions or transfers of existing balances under other investment options under the Plan; and

RESOLVED, effective February 1, 2006, the Corporation hereby authorizes the amendment to the Plan by amending and restating in its entirety Appendix C to the Plan’s Adoption Agreement, which amended and restated Appendix C is attached hereto as Exhibit A (the “Amended and Restated Appendix C”); and

RESOLVED FURTHER, that the Corporation is authorized to: (a) include the Amended and Restated Appendix C as part of the Plan’s permanent records, and (b) take whatever other actions the Corporation considers necessary to implement the Amended and Restated Appendix C.

ADOPTED the 1st day of February, 2006.

Edward C. Lumley

Molly Shi Boren

John C. Pope

EXHIBIT A

Amended and Restated Appendix C

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. RETIREMENT SAVINGS PLAN

APPENDIX C

TO SECTION 10.03

ADOPTION AGREEMENT #005

NONSTANDARDIZED CODE § 401(K) PROFIT SHARING PLAN

Additional Provisions Concerning

Qualifying Employer Securities

The following additional provisions concerning qualifying Employer securities are included as part of the Adoption Agreement completed by the Employer, Dollar Thrifty Automotive Group, Inc., in accordance with Section 10.03 of the Adoption Agreement.

(A)    No Contributions or Transfers. Effective February 1, 2006, the Employer stock fund will no longer be available as an investment option under the Plan for future contributions or transfers of existing balances under other investment options. Therefore, no additional contributions or transfers of existing balances under other investment options will be allowed into the Employer stock fund; provided, however, nothing in this paragraph (A) shall prohibit a Participant from transferring the Participant’s existing balances in the Employer stock fund to other investment options under the Plan. The following paragraphs (B) through (E) shall be applicable to those contributions invested in Employer securities prior to February 1, 2006:

(B)    Common Stock as Qualifying Employer Securities. The investment options in Section 10.03 of the Plan include the ability to invest in “qualifying employer securities”, as defined in Section 407(d)(5) of ERISA, which specifically includes the common stock of the Employer, Dollar Thrifty Automotive Group, Inc. (hereinafter referred to as “Common Stock”). The Trustee is expressly authorized to invest so much of the Trust Fund (up to 100% thereof as provided in Section 10.03(F) of the Plan Document) in Common Stock as is necessary to invest all contributions in Common Stock in accordance with the directions of the Employer, Participants and/or the Plan Administrator under Section 10.03[B] of the Plan. Purchases of Common Stock shall be on the open market, in a private placement or from the Employer or a Participating Employer. Any contribution by the Employer or a Participating Employer required or permitted under the Plan may be made in Common Stock in accordance with Section 3.01 of the Plan. If Common Stock is purchased or transferred in-kind from the Employer or a Participating Employer, the sales price (or value, if the Common Stock is contributed in-kind) shall be no greater than the lesser of, as reported on the New York Stock Exchange or other national securities exchange registered with the United States Securities and Exchange Commission, (i) the closing price of the Common Stock on the trading day on which the Common Stock is acquired by the Plan, or (ii) the average of the closing prices of the Common Stock for the twenty (20) consecutive trading days immediately preceding the date as of which the Common Stock is acquired by the Plan. No commissions or other fees shall be payable with respect to any transaction with the Employer or a Participating Employer.

(C)    Voting of Common Stock. At the time of mailing of notice of each annual or special stockholders’ meeting, the Employer or its soliciting agent shall send a copy of such notice and all proxy solicitation materials to each Participant, together with a voting instruction form for return to the Trustee or its designee. Such form shall provide the number of full and fractional shares of Common Stock allocated to such Participant’s Accounts. For this purpose, the number of shares of Common Stock deemed “allocated” to any Participant’s Accounts shall be determined as of the most recent preceding allocation date for which allocation to and adjustment of Accounts has been completed in accordance with Section 14.06 of the Plan. The Employer or its soliciting agent shall provide the Trustee with a copy of all materials provided to Participants and shall certify to the Trustee that all such materials have been mailed or otherwise sent to all Participants.

Each Participant shall have the right to instruct the Trustee as to the manner in which the Trustee is to vote that number of shares of Common Stock allocated to such Participant’s Accounts. Instructions from a Participant to the Trustee concerning the voting of Common Stock shall be communicated in writing, or by Datagram or similar means. Upon its receipt of such instructions, the Trustee shall vote such shares of Common Stock as instructed by the Participant.

Any instructions or other communication by a Participant to the Trustee concerning any voting matter shall be held in confidence by the Trustee and shall not be divulged to the Employer or to any officer or employee nor to any other person.

(D)    Tender Offers for Common Stock. Upon commencement of a tender offer of Common Stock, the Employer shall notify each Participant of such tender offer. The Employer shall utilize its best efforts to distribute or cause to be distributed to each Participant all such information as is distributed to holders of Common Stock in connection with such tender offer and shall provide a means by which each Participant can confidentially instruct the Trustee concerning the Common Stock allocated to such Participant’s Accounts. For this purpose, the number of shares of Common Stock deemed “allocated” to any Participant’s Accounts shall be determined as of the most recent preceding allocation date for which allocation to and adjustments of Accounts has been completed in accordance with Section 14.06 of the Plan. The Employer or its soliciting agent shall provide the Trustee with a copy of all materials provided to Participants and shall certify to the Trustee that all such materials have been mailed or otherwise sent to all Participants.

Each Participant, whether or not such Participant is then fully vested in his Accounts, shall have the right to instruct the Trustee as to the manner in which the Trustee is to respond to the tender offer for any or all of the Common Stock then allocated to such Participant’s Accounts. Instructions from a Participant to the Trustee concerning the tender of Common Stock shall be communicated in writing, or by Datagram or similar means. The Trustee shall respond to the tender offer with respect to such Common Stock as instructed by the Participant. The Trustee shall not tender Common Stock then allocated to a Participant’s Accounts for which it has received no instructions from the Participant.

The Trustee shall tender that number of shares of Common Stock not then allocated to Participant’s Accounts which is determined by multiplying the total number of shares of Common Stock not then allocated to Participant’s Accounts by a fraction, the numerator of which is the number of shares of Common Stock then allocated to Participant’s Accounts for which the Trustee has received instructions from Participants to tender (and such instructions have not been withdrawn as of the date of determination) and the denominator of which is the total number of shares of Common Stock then allocated to Participant’s Accounts.

A Participant who has directed the Trustee to tender any or all of the shares of Common Stock credited to such Participant’s Accounts may, at any time prior to the tender offer withdrawal deadline, instruct the Trustee to withdraw, and the Trustee shall withdraw, such shares from the tender offer prior to the tender offer withdrawal deadline. Prior to such withdrawal deadline, if any Common Stock not credited to Participant’s Accounts has been tendered, the Trustee shall redetermine the number of shares of Common Stock which would be tendered if the date of such withdrawal were the date of determination as described in the immediately preceding paragraph, and withdraw the number of shares of Common Stock not credited to Participant’s Accounts necessary to reduce the number of tendered shares of Common Stock not credited to Participant’s Accounts to the number so redetermined. A Participant shall not be limited as to the number of instructions to tender or withdraw that the Participant may give to the Trustee.

As instruction by a Participant to the Trustee to tender the shares of Common Stock credited to such Participant’s Accounts shall not be considered a written election by the participant to withdraw, or have distributed, any or all of his Accounts which are subject to withdrawal. The Trustee shall advise the Plan Administrator to credit, to the Participant’s Accounts from which the tendered shares were taken, the proceeds received by the Trustee in exchange for the shares of Common Stock, if any, so tendered from each such Account.

Any instruction or other communication by a Participant to the Trustee concerning any tender offer matter shall be held in confidence by the Trustee and shall not be divulged to the Employer or to any officer or employee thereof not to any other person.

(E)     Distribution of Common Stock. A Participant’s Accrued Benefit Payable under Article VI shall be distributed entirely in cash, or, if distributed as a lump sum and if elected by the Participant (or his Beneficiary), in whole shares of Common Stock to the extent the Participant’s Accrued Benefit is invested in Common Stock at the date of such election, with the balance of his Accrued Benefit distributed in cash.

By: __________________________

Name: _______________________

Title:_________________________